UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 14, 2004

THE STEPHAN CO.

(Exact name of registrant as specified in its charter)

Florida	1-4436	59-0676812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 W. McNab Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 971-0600

(Registrant’s telephone number including area code)

Item 5. Other Events

On April 14, 2004, the Company issued a press release entitled “The Stephan Co. Announces Receipt of AMEX Warning Letter.” The press release is attached as Exhibit 99.1 to this Current Report.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

99.1	The Stephan Co. press release dated April 14, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STEPHAN CO.

April 15, 2004	By:	/s/ David A. Spiegel
David A. Spiegel
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	The Stephan Co. press release dated April 14, 2004.

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